UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2015

MobileIron, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36471	26-0866846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

MobileIron, Inc.

415 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices, including zip code)

(650) 919-8100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Current Report on Form 8-K is being filed with the U.S. Securities and Exchange Commission in connection with the adoption and commencement of certain material compensatory plans, contracts or arrangements between MobileIron, Inc. (the “Company” or “we,” “us,” or “our”) and Robert Tinker, the Company’s President and Chief Executive Officer, Suresh Batchu, the Company’s Chief Technology Officer and Senior Vice President of Technology and Engineering and John Donnelly, the Company’s Senior Vice President of Sales, who collectively comprise the named executive officers of the Company for the purposes of this Current Report on Form 8-K. Mr. Donnelly’s compensation package for 2015 has not yet been finalized.

2015 Executive Bonus Plan

On February 17, 2015, the Compensation Committee of the Board of Directors (the “Board”) of the Company unanimously approved the Company’s 2015 Executive Bonus Plan (the “Bonus Plan”). The Company’s named executive officers (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission) other than Mr. Donnelly will participate in the Bonus Plan. Awards under the Bonus Plan are targeted as a percentage of a participant’s 2015 annual base salary.

Funding of the Bonus Plan is based upon our achievement of performance targets for our gross billings and non-GAAP operating margin achieved in 2015, adjusted upward or downward to the extent that we exceed or do not meet these targets. Bonus payments are conditioned on our achieving a minimum percentage threshold of these targets, and funding of the Bonus Plan scales upward to the extent we exceed these minimum percentages.  To the extent that we exceed the performance targets for both gross billings and non-GAAP operating margin, target performance bonuses may be increased, subject to a cap of 115% of the target performance bonus. Bonuses are to be paid in unrestricted stock.

Named Executive Officers’ 2015 Compensation

On February 11, 2015, the Compensation Committee unanimously approved the 2015 annual base salary, 2015 performance bonus award target for Mr. Batchu and grants of restricted stock units (“RSUs”) for Messrs. Batchu and Donnelly. On February 11, 2015, the independent members of the Board, upon the Compensation Committee’s recommendation, approved the 2015 annual base salary, the 2015 performance bonus award target and the grant of stock options and restricted stock units for Mr. Tinker.

The performance bonus award targets were approved based on the Compensation Committee’s assessment of each individual’s position, as well as compensation for competitive positions at companies in a peer group established annually by the Compensation Committee. The equity awards were approved pursuant to and in accordance with the terms and conditions of the Company’s 2014 Equity Incentive Plan, the current form of Option Agreement and the Restricted Stock Unit Award Agreement, as previously filed with the Securities and Exchange Commission (the “SEC”).

The table below sets forth the 2015 annual base salaries, 2015 target bonuses, stock options and restricted stock units approved for our named executive officers:

				2015 Target		Equity Awards
Name	Title	2015 Annual Base Salary(1)		Performance Bonus	RSUs(2)	Stock Options(3)
Robert Tinker	President and Chief Executive Officer (Principal Executive Officer)		$350,000	$157,500	200,000	200,000
Suresh Batchu	Chief Technology Officer and Senior Vice President of Technology and Engineering		$325,000	$146,250	162,163	—
John Donnelly	Senior Vice President of Sales	$	Not Determined	Not Applicable	97,298	—

(1)                Effective as of January 1, 2015.

(2)                With respect to the RSU grants to Messrs. Batchu and Donnelly, one-sixteenth (1/16th) of the RSUs vest on May 20, 2015 (the “Vesting Commencement Date”), and an additional number of RSUs vest on the Vesting Commencement Date to account for the period between the date of grant and February 20, 2015. Thereafter, an additional one-sixteenth (1/16th) of the RSUs vest at the end of each three-month period following the Vesting Commencement Date, in each case provided that the grantee remains in employment with the Company through the applicable vesting date. The RSU grant to Mr. Tinker is subject to identical vesting, with the exception that initial vesting does not occur until May 20, 2016, at which point vesting occurs with respect to one-fourth (1/4th) of the RSUs plus an additional number of RSUs to account for the period between the date of grant and February 20, 2015.

(3)                The stock options were granted on February 11, 2015 with an exercise price equal to the closing price of the Company’s common stock on the date of grant. The options vest as to one-fourth of the total shares on the first anniversary of the date of grant, and an additional one-forty-eighth (1/48th) of the option shares available for exercise at the end of each one-month period thereafter through the fourth anniversary of the grant date, in each case provided that the grantee remains in employment with the Company through the applicable vesting date. The term of each option is ten years from the date of grant.

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                  Exhibits

Exhibit No.	Description
10.1	2014 Equity Incentive Plan, incorporated by reference from such document filed with the SEC as an exhibit to the Company’s S-/A1 (File No. 333-195089) on May 29, 2014.

10.2	Current Form of Option Agreement, incorporated by reference from such document filed with the SEC as an exhibit to the Company’s 10-Q (File No. 001-36471) on October 31, 2014.

10.3	Restricted Stock Unit Award Agreement, incorporated by reference from such document filed with the SEC as an exhibit to the Company’s 10-Q (File No. 001-36471) on October 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MobileIron, Inc.

Dated: February 18, 2015
	By:	/s/ Laurel Finch
Laurel Finch
Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	2014 Equity Incentive Plan, incorporated by reference from such document filed with the SEC as an exhibit to the Company’s S-/A1 (File No. 333-195089) on May 29, 2014.

10.2	Current Form of Option Agreement, incorporated by reference from such document filed with the SEC as an exhibit to the Company’s 10-Q (File No. 001-36471) on October 31, 2014.

10.3	Restricted Stock Unit Award Agreement, incorporated by reference from such document filed with the SEC as an exhibit to the Company’s 10-Q (File No. 001-36471) on October 31, 2014.